SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 13, 1998

                        MEDICAL DEVICE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

Utah                       0-12365                   58-1475517
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(State or other            (Commission               (IRS Employer
jurisdiction of            File Number               Identification No.)
formation

9171 Towne Center Drive, Suite 355, San Diego, California 92122
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (619) 455-7127
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(Former name or former address, if changed since last report)


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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.           Changes in Control of Registrant
                  --------------------------------
                  Not Applicable

Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------
                  Not Applicable

Item 3.           Bankruptcy or Receivership
                  --------------------------
                  Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant
                  ---------------------------------------------
                  Not Applicable

Item 5.           Other Events
                  ------------
                  The Registrant was delisted from trading on the NASDAQ Small Cap Market, effective March 24, 1998. The Registrant has requested a review of the decision by the NASDAQ Listing and Hearing Review Council. The Registrant is now trading on the NASD Bulletin Board.

Item 6.           Resignation of Registrant's Directors
                  -------------------------------------
                  Not Applicable

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits
                  ---------------------------------------------------------
                  Not Applicable

Item 8.           Change of Fiscal Year
                  ---------------------
                  Not Applicable

Item 9.           Sales of Equity Securities Pursuant to Regulation S
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                  Not Applicable



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


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

MEDICAL DEVICE TECHNOLOGIES, INC.


By:/s/ M. Lee Hulsebus
----------------------
M. Lee Hulsebus, Chief Executive Officer

Dated: April 13, 1998



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